THE AEGIS FUNDS

AEGIS HIGH YIELD FUND
(NASDAQ:  AHYFX)

STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 2010

(as amended February 25, 2011)

This Statement of Additional Information (“SAI”) supplements the current Prospectus of Aegis High Yield Fund (the “Fund”) dated April 30, 2010.  This SAI does not present a complete picture of the various topics discussed and should be read in conjunction with the Prospectus.  Although this SAI is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus.  The audited financial statements included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2009 are incorporated herein by reference.  A copy of the Prospectus or Annual or Semi-Annual Report to Shareholders may be obtained without charge by contacting the Fund at 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201 (800) 528-3780.  Please retain this document for future reference.

Description of the Fund

The Aegis Funds (the “Trust”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.  A board of five Trustees is responsible for overseeing the Trust’s affairs.  The Trust currently offers one investment series, the Aegis High Yield Fund (the “Fund”).  The Fund is a diversified fund.  Shares of the Fund are sold and redeemed without any fees or sales charges; therefore, the Fund is a “no-load” mutual fund.

Additional Information about the Fund’s Investment Policies, Investments and Risks

Fund Investment Policies.  The following investment policies and limitations supplement those set forth in the Fund’s Prospectus.  As stated in the Prospectus, the Fund’s investment goal is to seek maximum total return with an emphasis on high current income.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund’s acquisition of the security or other asset.  Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s investment policies and limitations.  It should be noted that Item 3 below regarding borrowing, and the limitation on ownership of restricted/illiquid securities discussed further below, will be applied at all times and not just at the initial time of the transaction.

The Fund’s fundamental investment policies cannot be changed without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  Except for the fundamental investment policies set forth below, the Fund’s investment goal, policies and limitations described in this SAI are operating policies and may be changed by the Board of Trustees without shareholder approval.  However, shareholders will be notified sixty days prior to a material change in an operating policy affecting the Fund.

The Fund may not, as a matter of fundamental policy:

1)
With respect to 75% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies.

2)
Invest 25% or more of its total assets in securities or issuers in any one industry.  This restriction does not apply to investments in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.

3)
Borrow money, except that the Fund may (i) enter into reverse repurchase agreements, (ii) borrow money only from a bank and only in an amount up to one-third of the value of the Fund’s total assets, and (iii) borrow money in an additional amount up to 5% of the value of the Fund’s assets on a secured or unsecured basis from banks for temporary or emergency purposes.

4)
Loan money, except by the purchase of bonds and other debt obligations or by engaging in repurchase agreements.  However, the Fund may lend its securities in an amount up to one-third of its total assets to qualified brokers, dealers or institutions (provided that such loans are fully collateralized at all times).

5)	Issue senior securities, as defined in the 1940 Act.

6)	Underwrite securities of others, except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities.

7)
Purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real property or interests therein, or instruments secured by real estate or interests therein.

8)
Purchase or sell physical commodities or commodity futures contracts, except as permitted by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to Item 8 above, while the Fund has reserved the authority to invest in commodities and commodities futures contracts to the extent permitted by the 1940 Act, the investment adviser has no present intention to utilize investments of this type for the Fund.

Temporary Defensive Position.  For temporary defensive purposes, the Fund may hold 100% of its total assets in cash reserves during times of unusual market volatility or a persistently declining market.  At these times, the Fund will hold cash, money market funds, repurchase agreements on government securities, short-term government securities, government agency securities, or commercial paper with maturities generally less than sixty days.  Such a temporary defensive position will mean that the Fund’s portfolio will have a shorter weighted average maturity than normal and that typically yields on these short-term securities will be lower than the yields on the debt securities in which the Fund normally invests.  A temporary defensive position may, therefore, be inconsistent with the Fund’s investment goal.

Portfolio Turnover.  The Fund makes long-term investments and does not engage in any short-term trading strategies.  The Fund calculates its portfolio turnover rate by dividing the lesser of portfolio purchases or portfolio sales, excluding short-term securities, by the average month-end value of portfolio securities owned by the Fund during the fiscal year.

The Fund’s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio. The Fund intends to hold its securities as long as they remain undervalued and to benefit from the lower transaction costs available to long-term holders of fixed income securities.  However, when circumstances warrant, securities will be sold without regard to the duration of their holding period.

Disclosure of Portfolio Holdings.  To prevent the misuse of nonpublic information about the Fund's portfolio holdings, and provide fair disclosure to all investors, it is the policy of the Fund and its affiliated persons not to disclose to third parties nonpublic information of a material nature about the Fund's specific portfolio holdings.

Disclosure of nonpublic information about the Fund's specific portfolio holdings may be made only when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund’s service providers to facilitate the performance of their duties to the Fund.  Nonpublic information about the Fund’s portfolio holdings is made available to the Fund’s Advisor, brokers, custodian, printer, accountants, transfer agent and counsel and, as applicable, each of their respective affiliates and advisers.  These service providers have either an explicit duty to keep the information confidential pursuant to a confidentiality agreement, or an implied duty to keep the information confidential pursuant to instructions from the Fund to keep the information confidential.  In order for the Fund to disclose nonpublic information about specific portfolio holdings, in addition to a legitimate business purpose, the Fund must also have a reasonable belief that the recipient(s) will refrain from trading on the basis of material non-public information that may be included in these disclosures.

The Fund cannot guarantee that third parties will honor instructions or conform to explicit duties to keep non-public portfolio holdings information confidential.  It is possible that a third party may not honor its confidentiality obligation, in which case the Fund may lose an investment advantage it might have otherwise had, had the third party honored its confidentiality agreement or honored the Fund's instructions.

In addition, the Fund’s executive officers, or their designee(s), may authorize disclosure of the Fund’s portfolio holdings to other persons after considering:  the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, and any conflicts of interest between the Fund’s shareholders and the interests of the Advisor and any of its affiliates.  Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer determines that such disclosure is not impermissible under applicable law or regulation.  If an executive officer has authorized the disclosure of the Fund's non-public portfolio holdings, the officer will promptly report such authorizations to the Fund’s Chief Compliance Officer.  The Chief Compliance Officer will report such authorizations to the Board.  If the Board determines that the authorization was inconsistent with the Fund’s policy, the Chief Compliance Officer will take appropriate actions to cease the disclosure.

The Fund has procedures for preventing the unauthorized disclosure of material nonpublic information about the Fund’s portfolio holdings and prohibits any person from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings.  The Fund and the Advisor have adopted a code of ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.

The Fund publicly files a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter.  These reports are available to the public by calling the Fund at (800) 528-3780, and on the SEC’s website at www.sec.gov.

Investment Policies, Investments and Risks

Under normal circumstances, the Fund invests at least 80% of its assets in high-yield fixed income securities, which include debt securities and preferred stocks.  The Fund invests in a diversified portfolio of lower-quality, high-risk U.S. and foreign corporate bonds, commonly referred to as high-yield bonds (or “junk bonds”) that are rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), or Fitch Ratings (“Fitch”) (which may include bonds having default credit ratings), or that are unrated but are considered by the Fund’s investment advisor, Aegis Financial Corporation (the “Advisor”), to be of comparable quality.  The Fund may also invest in preferred stocks.  The Fund may invest up to 20% of its assets in other assets, including but not limited to common stocks, warrants, investment-grade bonds, forward currency exchange contracts and options on securities.

High-yield bonds have speculative characteristics, and changes in economic conditions or other circumstances are much more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.  For purposes of the Fund’s 80% investment strategy, “assets” of the Fund means net assets plus the amount of any borrowings for investment purposes.

Risk Factors.  The following special considerations are additional risk factors associated with the Fund’s investments in lower-rated debt securities:

1)
Youth and Growth of the Lower-Rated Debt Securities Market.  The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion.  Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession.  An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the Fund’s portfolio, the Fund’s net asset value and the ability of the bonds’ issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities.  These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities.  An investment in the Fund is more risky than investment in shares of a fund that invests only in higher-rated debt securities.

2)
Sensitivity to Interest Rate and Economic Changes.  Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments.  Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities.  Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of Fund shareholders.

3)
Liquidity and Valuation.  Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be more market price volatility for these securities and limited liquidity in the resale market.  Non-rated securities are usually not as attractive to as many buyers as rated securities, a factor that may make non-rated securities less marketable.  These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.  To the extent the Fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties. Changes in values of debt securities owned by the Fund will affect its net asset value per share.  If market quotations are not readily available for the Fund’s lower-rated or non-rated securities, these securities will be valued by a method that the Board of Trustees believes accurately reflects fair value.  Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

Convertible Securities.  The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed-income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Foreign Securities.  The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country.  These movements will affect the Fund’s share price and investment performance.  The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States.  The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks.  In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets.  Foreign issuers may be subject to less government supervision.  It may also be difficult to enforce legal and shareholder rights in foreign countries.  There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

Currency Exchange Transactions.  The Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts.  The Fund may enter into foreign currency exchange contracts. A forward currency exchange contract (forward contract) is an obligation by the Fund to purchase or sell a specific currency at a future date. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect the Fund position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund’s foreign currency denominated fund securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and this will limit the Fund’s ability to use such contracts to hedge or cross-hedge its assets. The Fund’ cross hedges would generally entail hedging one currency to minimize or eliminate the currency risk of another, correlated currency. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue.

Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Options on Securities.  The Fund may purchase or write a put or call option on securities.  Normally, the Fund will only write “covered” options, which means writing an option for securities the Fund owns, but may write uncovered options for cross-hedging purposes. The Fund may also write an option if a bond held by the Fund is convertible into the underlying security on which the option is being written.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, the Fund must sell the security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Fund is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the Fund’s obligations. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund realizes income in the amount of the premium received for writing the option. If the put option is exercised, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate or cover its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Fund realizes a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, respectively, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) and the deferred credit related to such option is eliminated. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written are segregated on the books of the Fund’s custodian.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option entitles the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increases above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remains at or below the exercise price during the option period.

The Fund normally purchases put options in anticipation of a decline in the market value of securities in its Fund (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s holdings. Put options also may be purchased by the Fund for the purpose of benefiting from a decline in the price of securities which the Fund does not own. The Fund ordinarily recognizes a gain if the value of the securities decreases below the exercise price sufficiently to cover the premium and recognizes a loss if the value of the securities does not sufficiently decline. Gains and losses on the purchase of protective put options tend to be offset by countervailing changes in the value of underlying Fund securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may engage in over-the-counter options (“OTC Options”) transactions with broker-dealers who make markets in these options. The ability to terminate OTC Options positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Fund enters into such options transactions under the general supervision of the Fund’s Trustees.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Cross hedging is a technique used in a variety of markets in an attempt to counter the risk of one instrument by taking a risk offsetting position in another instrument whose risk characteristics do not perfectly offset the position to be hedged. Among the risks in a cross hedge are that different maturities of the offsetting positions will lead to a maturity mismatch, that the market for one of the instruments will be illiquid with correspondingly larger price fluctuations, or that differences in credit quality will affect the cross-hedge basis.

Preferred Stock. The Funds may invest in shares of preferred stock. Shares of preferred stock generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer’s assets. Dividends on preferred shares are generally payable at the discretion of the issuer’s board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer’s creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.  Preferred stock also may be subject to fluctuations in market value due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Short Sales.  The Funds may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.  Short sales potentially expose the Fund to the risk of the underlying security being called back by the broker-dealer, in which case the Fund would be required to cover its short-sale position regardless of whether the security is covered at a profit or a loss.

Senior Loans.  The Fund may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are redetermined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (LIBOR), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Fund invest primarily in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Fund will attempt to manage these risks through ongoing analysis and monitoring of Borrowers. Senior Loans in which the Fund invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund’ investments in Senior Loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to significant contractual restrictions on resale and, therefore, will be illiquid.

Defaulted or Bankrupt Securities.  The Fund may invest in securities that are in, have been in or about to enter default or bankruptcy or are otherwise experiencing severe financial or operational difficulties.  Investment by the Fund in defaulted securities poses the risk of loss should nonpayment of principal and interest continue in respect of such securities.  Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain.  If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Fund’s net asset value.

Although defaulted or bankrupt securities may already be trading at substantial discounts to prior market values, there is significant risk that the financial, legal or other status of the issuer may deteriorate even further.  Access to financing is more difficult for distressed issuers, and relationships with customers and vendors often get worse as the issuer’s financial posture weakens.  Financial restructurings are subject to numerous factors beyond the control or anticipation of any of the parties involved, and the eventual timing and form of restructuring may be far different than anticipated by the Advisor.

Furthermore, publicly available information concerning defaulted or bankrupt securities is often less extensive and less reliable in comparison to other securities.  Consequently, the market for these assets is often inefficient in comparison to securities traded on major securities exchanges and short-term volatility can be extreme.

Borrowing and Leveraging.  The Fund may borrow up to 33-1/3% of its assets in order to meet redemption requests or to make investments (a practice known as “leveraging”).  Borrowing may be unsecured.  The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund will be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  The Fund may, in connection with permissible borrowings, transfer, as collateral, its portfolio securities.  The Fund may also borrow money in an additional amount up to 5% of the value of its assets at the time of such borrowings for temporary or emergency purposes.

  The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased, which will reduce net income.

Lending of Portfolio Securities.  To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.  Such loans of assets to securities firms and financial institutions are secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned.  These loans are terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities.  Any such investment of cash collateral will be subject to the Fund’s investment risks.  When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. The principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible delays in the recovery of collateral or even a loss of rights in the collateral should the borrower fail to return the securities loaned or become insolvent.  In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower’s default will not yield proceeds sufficient to replace the loaned securities.  In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Advisor has determined are “qualified” under the creditworthiness guidelines established by the Board.

Restricted/Illiquid Securities. The Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements, which may include Rule 144A.  Rule 144A securities are securities that are restricted as to resale among those eligible institutional investors that are referred to in Rule 144A under the Securities Act of 1933 as “qualified institutional buyers” (or “QIBs”).

The Fund will not invest in illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Fund’s net assets, and such limitation will apply at all times, not just at the time of initial purchase.  A security is illiquid if it cannot be disposed of within seven days at approximately the amount at which the security is valued by the Fund.

Restricted and illiquid securities will be valued in such manner as the Fund’s Board of Trustees in good faith deems appropriate to reflect their fair value.  The Board of Trustees has delegated to the Advisor the duty for determining the value of the Fund’s securities, including any restricted or illiquid securities held by the Fund.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.  Investments in restricted and illiquid securities involve certain risks.  Investments in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if QIBs are unwilling to purchase these Rule 144A securities and the securities are not deemed liquid.  Illiquid securities may be difficult to dispose of at a fair price when the Fund believes that it is desirable and timely to do so.  The market prices of illiquid securities are generally more volatile than those for more liquid securities.

Management of the Fund

Board of Trustees.  The operations of the Trust are supervised by its Board of Trustees, who are responsible for representing the interests of the Fund’s shareholders.  The Trustees’ duties are established by state and federal law.  In general, Trustees have a duty to exercise care and prudent business judgment in their oversight of the Fund.  Trustees also have a duty to exercise loyalty to the Fund’s shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the Fund and its shareholders.

The Board has five members, three of whom are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).  The two remaining Trustees are also officers and directors of the Advisor and are, therefore, considered to be “interested persons” of the Fund (“Interested Trustees”).  The Board annually elects the officers of the Trust to actively supervise the day-to-day operations of the Trust.  The Trustees serve for an indefinite period.

Information about each officer and Trustee of the Trust is provided in the table below:

Name, Age, and Address	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience§	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees*
Eskander Matta Age: 39 550 California Street, 2nd Floor San Francisco, CA 94111	Trustee since 2003	Vice President, California Blue Cross Blue Shield since 2008; Senior Vice President of Internet Services Group, Wells Fargo & Co. 2002-2008.	2	None
David A. Giannini Age: 56 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Trustee since 2006	Institutional equity sales and research with Scarsdale Equities since 2006; institutional equity sales and research with Sanders Morris Harris, 1997-2006.	2	None
V. Scott Soler Age: 41 7500 San Felipe, Suite 340 Houston, TX 77063	Trustee since 2007	Partner at Limestone Value Partners and Strategic Consultant at Quantum Energy Partners since 2011; Managing Director of Quantum Energy Partners since 2006-2011; Research analyst and Managing Director of Morgan Stanley, 1996-2006.	2	Action Energy, Inc.

Name, Age, and Address	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience§	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees**
Scott L. Barbee Age: 38 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	President since 2009; Trustee since 2003; Treasurer 2003-2008; Secretary 2006-2008.	Managing Director of Aegis Financial Corp. since 1997; President of Aegis Financial Corp. since 2009; Treasurer of Aegis Financial Corp. 1997-2008; Secretary of Aegis Financial Corp. 2007-2008.	2	None

Officer of the Fund who is not also a Trustee
Sarah Q. Zhang Age: 39 1100 N. Glebe Rd., Suite 1040 Arlington, VA 22201	Chief Compliance Officer of the Fund since 2008; Treasurer/Secretary of the Fund since 2009.
Chief Compliance Officer of Aegis Financial Corp. and Aegis Value Fund since 2008; Treasurer/Secretary of Aegis Financial Corp. and Aegis Value Fund since 2009; Chief Financial Operations Officer, Larkspur Services, Inc. 2005-2007; Tax Manager, PricewaterhouseCoopers 2000-2005.
			N/A	N/A

§
The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as Trustee.

*	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Fund, as that term is defined in the Investment Company Act of 1940.

**	Mr. Barbee is considered to be “Interested Trustee” because of his affiliation with the Fund’s advisor.

Leadership Structure and the Board of Trustees.  The Board is responsible for managing the business affairs of the Trust and the Fund and exercising all of its powers except those reserved for shareholders.  The Board is composed of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”).  The Independent Trustees meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Fund. These sessions generally occur prior to, or following, scheduled Trustee meetings and at such other times as the Independent Trustees may deem necessary. Each Trustee attended 100% of the total number of meetings of the Board in the year ending December 31, 2009. As discussed in further detail below, the Board has established two standing committees to assist the Board in performing its oversight responsibilities. The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.

The Trust’s By-Laws do not set forth any specific qualifications to serve as a Trustee. The Nominating Committee Charter sets forth a number of factors the Committee will take into account in considering candidates for membership on the Board, including (but not limited to):  (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.  The Nominating Committee Charter also sets forth certain factors that the Committee may take into account in evaluating potential conflicts of interest. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund. The Chairman of the Board is not an Independent Trustee.  The Fund does not have a lead Independent Trustee. The Chairman’s role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Fund, public companies or other organizations as set forth above. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and the Fund, including factors such as the Fund’s investment strategy and style, the net assets of the Fund, the committee structure of the Trust, and the management, distribution and other service arrangements of the Fund. The Board believes that current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Trustees and the full Board in a manner that enhances effective oversight. The Board believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund, and that the Board leadership by Mr. Barbee provides the Board with valuable corporate and financial insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed, at any time and in the discretion of the Board including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight.  The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Fund’s management, the Advisor and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund’s management, the Advisor, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board.  The Board has two committees:  an Audit Committee and a Nominating and Corporate Governance Committee.  The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof.  The Committee also pre-approves of all audit and non-audit services to be provided by the independent auditors.  The members of the Audit Committee include all of the Board’s Independent Trustees:  Messrs. Matta (Chairperson), Soler and Giannini. The Audit Committee met once during fiscal year 2009.

The Nominating and Corporate Governance Committee, also comprised of all of the Independent Trustees, evaluates the qualifications of candidates and makes nominations for Independent Trustee membership on the Board.  In addition, this Committee also performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees.  The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders.  The Nominating and Corporate Governance Committee did not meet during fiscal year 2009.

Share Ownership by Trustees.  As of April 1, 2010, the officers and Trustees of the Fund as a group owned 3.1% of the outstanding shares of the Fund.  As of December 31, 2009, the Trustees of the Fund owned the following dollar amounts of shares in the Fund and Fund complex:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees
Eskander Matta	None	$10,001-$50,000
David A. Giannini	None	$1-$10,000
V. Scott Soler	None	$50,001-$100,000
Interested Trustees
Scott L. Barbee	over $100,000	over $100,000

Compensation.  The Trust does not pay any fees or compensation to its officers or Interested Trustees, but the Independent Trustees each receive a fee of $1,000 for each meeting of the Board of Trustees which they attend and $500 for each committee meeting.  In addition, the Trust reimburses its Independent Trustees for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings.  The Trust offers no retirement plan or other benefits to its Trustees.  In addition, the Trust pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

The following table sets forth information regarding the compensation of the Independent Trustees by the Fund and the Fund complex for the fiscal year ended December 31, 2009:

Independent Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex
Eskander Matta	$4,500	$9,000
David A. Giannini	$4,500	$9,000
V. Scott Soler	$4,500	$9,000

Code of Ethics.  Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with, or with access to, information about the Trust’s investment activities.  The Board of Trustees and the Advisor have adopted detailed Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1.  The Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”).  Under the Codes of Ethics, access persons are permitted to engage in personal securities transactions, but are required to receive prior approval of each transaction in a non-exempt security, and are required to report their non-exempt personal securities transactions on a quarterly basis for monitoring purposes.  Copies of the Codes of Ethics are on file with the SEC and are available to the public.

The Advisor’s Code of Ethics is also designed to comply with the Investment Advisors Act of 1940, as amended.  The Board of Trustees has reviewed and approved the Advisor’s Code of Ethics.

Proxy Voting Policy.

 In accordance with a proxy voting policy approved by the Fund’s Board of Trustees, the Advisor votes proxies in a manner that it believes best serves the interest of Fund investors in their capacity as shareholders of a company. As the Fund’s investment advisor, the Advisor is primarily concerned with maximizing the value of the Fund’s investment portfolio.  Consequently, the Advisor has voted and will continue to vote the Fund’s proxies based on the principle of maximizing shareholder value.  From time to time, the Advisor may abstain from voting where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

All proxies are reviewed by the Advisor’s designated Proxy Officer.  The Proxy Officer votes the proxies in accordance with the result he or she believes is consistent with maximizing the return of the Fund’s investment portfolio.  As a general matter, the Advisor typically votes the Fund’s proxies in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated).  The Advisor generally votes against proposals for compensation plans deemed to be excessive.  For all other proposals, the Advisor foremost considers the economic benefit of the proposal to the Fund’s shareholders to determine whether the proposal is in the best interest of shareholders and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Advisor’s opinion of management; (ii) whether the proposals act to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

In the event a decision to vote a proxy cannot be addressed by the existing proxy voting policy, the Proxy Officer will consult with the Lead Portfolio Manager to decide how to vote a proxy.  The Proxy Officer will periodically review new types of corporate governance issues and inform the principals of the Advisor regarding issues that are not clearly covered by the proxy voting policy.  Upon being so informed, the principals of the Advisor will decide upon appropriate policy changes.

Conflicts of Interest.  The Advisor is sensitive to conflicts of interest that may arise in the proxy decision making process.  In proxy voting, there are many potential conflicts of interest between management and shareholders.  The Advisor seeks to protect the interests of its clients independently of the views expressed by management of a portfolio company and is committed to resolving all conflicts in its clients’ collective best interest.  Material conflicts will be reviewed and resolved with outside counsel.

How to Obtain Aegis High Yield Fund Voting Record.  Information regarding how the Advisor voted proxies relating to Aegis High Yield Fund’s portfolio securities during the most recent 12-month period ending June 30, 2009 is available without charge upon request by calling the Fund at (800) 528-3780, and on the SEC’s website at www.sec.gov.

Principal Holders of Shares

Principal Stockholders. As of April 1, 2010, the following persons were known to the Fund to be beneficial or of record owners of 5% or more of the outstanding shares of the Fund:

Name and Address	Percentage Ownership	Type of Ownership

National Investor Service Corp.1 55 Water Street, 32nd Floor New York, NY 10041	15.13%	Record
_________
1 National Investor Service Corp. is the clearing subsidiary of TD Ameritrade, a New York Stock Exchange member firm and broker-dealer holding shares in street name for the benefit of its brokerage customers.

Investment Advisory Services

Investment Advisor of the Fund. The Fund is advised by Aegis Financial Corporation (“AFC”), under an Investment Advisory Agreement reapproved by the Board of Directors on October 19, 2009.   This Investment Advisory Agreement was previously approved by shareholders at the Special Shareholders meeting held on April 20, 2007.  AFC is a value-oriented investment firm founded in 1994.

Each of the principals of the Advisor serves as an officer and director of that firm.  Scott L. Barbee serves as President and a board member of the Advisor, and also holds those same positions with the Fund.  Sarah Q. Zhang serves as Secretary/Treasurer, Chief Compliance Office of the Advisor, and also holds those same positions with the Fund.  Mr. Barbee is the sole stockholder of the Advisor and is therefore considered to be a “controlling person” of the Advisor.

Advisory Services.  Under the Investment Advisory Agreement, the Advisor determines the composition of the Fund’s portfolio and supervises the investment management of the Fund.  The Advisor also provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities.  The Advisor furnishes at its expense all personnel and office equipment necessary for performance of its obligations under the Agreement and pays the compensation and expenses of the officers and Trustees of the Fund who are affiliated with the Advisor. The Investment Advisory Agreement continues in effect until December 31, 2010, and, after that, will continue in effect from year to year as long as the continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by a vote of the majority of the Independent Trustees.

The Fund will bear all of its other expenses, including but not limited to the expenses of rent; telecommunications expense; administrative personnel; interest expense; accounting and legal fees; taxes, registration and governmental fees; fees and expenses of the custodian and transfer agent; brokerage commissions; insurance; trustee compensation and expenses; expenses of shareholder meetings; and the preparation, printing and distribution to existing shareholders of reports, proxies and prospectuses.

Investment Advisory Fees.  As compensation for its services to the Fund under the Investment Advisory Agreement, the Advisor is entitled to receive an annual advisory fee of 0.90% of the Fund’s average net assets.

The Fund pays the Advisor the advisory fee on a monthly basis, computed based on the average net assets for the preceding month.  For its most recent fiscal year ended December 31, 2009, the Fund paid the Advisor total advisory fees of $90,939.  For the fiscal year ended December 31, 2008, the Fund paid the Advisor total advisory fees of $61,145, and for the fiscal year ended December 31, 2007, the Fund paid the Advisor total advisory fees of $65,342.

Expense Limitation Agreement.  As a means of reducing the Fund’s operating expense ratio, the Advisor has entered into an expense limitation agreement with the Fund pursuant to which the Advisor has agreed to reimburse the Fund’s expenses for the period commencing March 2, 2010 and ending April 30, 2011 in order to limit the Fund’s total operating expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses)  to 1.20% of the Fund’s average daily net assets.  The Fund has agreed to repay the Advisor for amounts reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses)  to exceed 1.20% and repayment is made within three years after the year in which the Advisor incurred the expense.  The Advisor reimbursed expenses in the amount of $116,661 for the fiscal year ended December 31, 2009, $138,399 for the fiscal year ended December 31, 2008 and $146,205 for the fiscal year ended December 31, 2007 in accordance with the expense limitation agreement and is entitled to repayment of those amounts in accordance with the terms and conditions of the agreement.  The Fund’s Board of Trustees will ratify or approve the amount of any repayment to the Advisor or any reimbursed expenses made under the expense limitation agreement.

The Fund’s custodian may apply credits against custodial fees in recognition of cash balances of the Fund held by the custodian. These credits may only be used to reduce the Fund’s expenses.  The credits will not be applied to reduce amounts payable to the Fund by the Advisor under its expense limitation agreement with the Fund.

Advisory Agreement Approval.  The Investment Advisory Agreement was most recently approved by a vote, cast in person, of the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” of any such party, at their meeting held on October 19, 2009.  A discussion of the factors the Trustees considered in approving the Investment Advisory Agreement has been included in the Annual Report to Shareholders for the year ended December 31, 2009.

Potential Conflicts of Interest. The Advisor has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Fund and his or her management of other funds and accounts.  Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.  The Advisor has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  However, there is no guarantee that such policies and procedures will be effective or that the Advisor will anticipate all potential conflicts of interest.

The Adviser may pay additional compensation (at its own expense and not as an expense of the Fund) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing.

Compensation of Portfolio Managers. The Advisor employs portfolio managers to manage its funds and accounts.  The lead manager of the Fund, Scott L. Barbee, is paid a salary by AFC, and is eligible for an annual bonus based on the financial results of AFC’s fixed income management business.  As the sole shareholder of the Advisor, Mr. Barbee also receives the overall profits of the firm.

Employees of the Advisor may personally own shares of the Fund.  As of December 31, 2009, Mr. Barbee beneficially owned shares of the Fund worth more than $500,000.  Mr. Barbee was not a portfolio manager for any other fixed income accounts as of that date.

Distributor

Rafferty Capital Markets, LLC (“RCM”) serves as the Fund’s agent to be the principal underwriter in connection with the offer and sale of the Fund’s shares.  RCM also reviews and files all proposed advertisements and sales literature with appropriate regulators.  Compensation for the services performed by RCM is paid by AFC from its own resources, not the Fund.

Fund Administrator and Transfer Agent

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s transfer agent and dividend-paying agent.  The principal business address of UMBFS is 803 West Michigan Avenue, Suite A, Milwaukee, WI  53233.  The agreement is effective for successive annual periods, provided it is approved annually by the Fund’s Board of Directors.

UMBFS also provides administration and fund accounting services, and coordinates with the Fund custodian; provides various shareholder services; and maintains such books and records of the Fund as may be required by applicable Federal or state law, rule or regulation under an agreement dated August 14, 2006.  Under the agreement, the Fund pays UMBFS a fee equal on an annual basis to 0.10% on the first $300 million in assets, 0.08% on assets between $300 million and $800 million, 0.06% on assets between $800 million and $1.3 billion and 0.04% on assets over $1.3 billion, subject to a minimum annual fee for these services.  Such fee does not include certain out-of-pocket and other expenses.

Custodian

The Fund uses UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106 as its custodian for cash and securities.  The Fund has authorized UMB Bank to deposit portfolio securities in several central depository systems, as allowed by Federal law.

Independent Registered Public Accounting Firm

The Fund engaged the accounting firm of BBD, LLP (“BBD”) to perform an annual audit of the Fund’s financial statements for the 2009 fiscal year.  BBD’s address is 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

Brokerage Allocation

Portfolio Transactions.  As provided in its Investment Advisory Agreement, AFC is responsible for the Fund’s portfolio decisions and the placing of portfolio transactions.  Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market makers, who act as principals for the securities on a net basis.  The Fund typically does not pay brokerage commissions for such purchases and sales.  Instead, the net price paid by the Fund usually includes an underwriting concession or dealer spread.  The Fund paid total brokerage commissions of $8,805 in fiscal year 2009, none in fiscal year 2008 and $126 in fiscal year 2007.

When purchasing or selling securities in the secondary market, AFC seeks to obtain best execution at the most favorable prices through reputable broker-dealers and, in the case of agency transactions, at competitive commission rates.  While AFC seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available.  Transactions in smaller or foreign bond issues may involve specialized services on the part of the broker and thus entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.  The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction.

 Brokerage Selection.  Allocation of transactions, including their frequency, to various brokers is determined by AFC in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt, efficient and full execution of orders in an effective manner at the most favorable price.  Subject to this primary consideration, AFC may also consider the provision of supplemental research services on specific securities, industries or overall market trends in the selection of brokers to execute portfolio transactions.  AFC will not take into account the sale of Fund shares when selecting brokers to execute portfolio transactions.

In executing such transactions, AFC makes efforts in good faith to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm’s financial strength and its risk in positioning a block of securities.  Such considerations involve judgment and experience, and are weighed by AFC in determining the overall reasonableness of brokerage costs paid.  No affiliate of the Fund receives give-ups or reciprocal business in connection with its portfolio transactions.

Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by AFC in servicing all of its accounts and not all of such services may be used by AFC in connection with the Fund.

The Fund’s Board of Trustees will review from time to time information on the Fund’s portfolio transactions.  The Board will also review information concerning the prevailing level of spreads and commissions charged by qualified brokers.

Organization and Capitalization

Organization.  The Trust is a Delaware statutory trust organized on July 11, 2003 and commenced operations on January 1, 2004.  The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund.  The Trust has one investment series, the Fund, which has one class of shares of beneficial interest.  The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Shares of Beneficial Interest.  The Trust will issue new shares at its most current net asset value.  The Trust is authorized to issue an unlimited number of shares of beneficial interest.  The Trust has registered an indefinite number of Fund shares under Rule 24f-2 of the 1940 Act.  Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights except that expenses allocated to a class of shares may be borne solely by such class as determined by the Trustees and a class may have exclusive voting rights with respect to matters affecting only that class.  The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable.  Shares have no preemptive, cumulative voting, subscription or conversion rights.  Shares can be issued as full shares or as fractions of shares.  A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Purchase, Redemption and Pricing of Shares

Purchase Orders.  Shares of the Fund are offered at net asset value directly by the Fund or through various brokerage accounts.  There are no sales charges (loads) or distribution fees.  The Fund determines its net asset value as described in the Prospectus.

The Fund reserves the right to reject any specific purchase order in its sole discretion.  The Fund also reserves the right to suspend the offering of Fund shares to new investors.  Without limiting the foregoing, the Fund will consider suspending its offering of shares when it determines that it cannot effectively invest the available funds on hand in accordance with the Fund’s investment policies.

Redemptions.  Shares may be redeemed at net asset value, as described in the Prospectus.  The Fund has elected to be governed by Rule 18f-1 of the 1940 Act pursuant to which the Fund is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.  Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, securities from its portfolio.  The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities that the Fund would otherwise sell.  The redeeming shareholder will usually incur brokerage costs in converting the securities to cash.  The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.  See the “Net Asset Value” section of the Prospectus.

Pricing of Shares.  The purchase and redemption price of Fund shares is based on the Fund’s next determined net asset value per share.  See “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus.

Arrangements Permitting Frequent Purchases and Redemptions of Fund Shares.  The Fund has no arrangements with any party permitting frequent purchases and redemptions of Fund shares.  The Fund is intended for long-term investment and discourages frequent purchases and redemptions of Fund shares that are counter to the interests of all the Fund’s shareholders.

Tax Status

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below).  Such information is only a summary of certain key federal income tax considerations and is based on current law.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders.  Investors are encouraged to consult their own tax advisors with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

General.  The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed.  To so qualify, the Fund must comply with certain requirements relating to, among other things, the source of its income and the diversification of its assets.  The Fund must also distribute, as ordinary income dividends, at least 90% of its investment company taxable income.

Should the Fund not qualify as a “regulated investment company” under Subchapter M, the Fund would be subject to federal income taxes on its earnings whether or not such earnings were distributed to shareholders.  Payment of income taxes by the Fund would reduce the Fund’s net asset value and result in lower returns to the Fund’s shareholders.

The Fund also intends to make distributions as required by the Internal Revenue Code to avoid the imposition of a non-deductible 4% excise tax.  The Fund must distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund’s actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years.

The Fund may invest in foreign securities.  Some foreign countries withhold income taxes from dividend or interest payments to investors.  The Fund either cannot recoup these tax payments in some cases, or can only receive refunds of withheld taxes after a lengthy application process.  It is not anticipated that tax withholdings on foreign income will have a material effect on the Fund’s investment performance.

Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.”  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it.  In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income.  In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.  Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.  Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”  (Alternatively, the Fund may elect to accrue and include in income each year a portion of the market discount with respect to market discount securities.  Unless such an election is made, the deduction for some or all of the interest expense incurred to purchase or carry a market discount security may be deferred.)

Original Issue Discount.  Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount.  Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity.  Although no cash income or amount of such discount is actually received the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.  Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any.  This additional discount represents market discount for federal income tax purposes (see above).

Distributions of the Fund's investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) are taxable to you as ordinary income.  A portion of the Fund's distributions may be treated as “qualified dividend income,” taxable to individuals, trusts and estates at a maximum federal tax rate of 15% (5% for individuals, trusts and estates in lower tax brackets) through 2011.  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.  To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of the Fund's net capital gain (the excess of net long-term capital gains over net short-term capital losses) generally are taxable to you as long-term capital gain, regardless of how long you have held shares in the Fund.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.  Distributions declared in October, November or December and paid in January are taxable as if paid on December 31.

If you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund’s shares by the amount of the distribution and the amount of the distribution will be taxable in the manner described above.

In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares.  All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.  Any capital loss arising from the sale or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  The deduction of capital losses by U.S. individual shareholders is subject to limitations.

Financial Statements

The Aegis High Yield Fund completed its latest fiscal year of operation on December 31, 2009.  Financial statements audited by BBD, LLP, the Fund’s independent registered public accounting firm, included in the Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 2009 are incorporated herein by reference.  To obtain a copy of the Fund’s prospectus or Annual Report to Shareholders, please call (800) 528-3780.